                                                                   EXHIBIT 10.15

                         STANDARD OFFICE LEASE--GROSS
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                              [LOGO APPEARS HERE]


1. Basic Lease Provisions ("Basic Lease Provisions")

   1.1  Parties: This Lease, dated, for reference purposes only. February 6,
                                                                 ----------
1992 is made by and between Continental Development Corporation, a California
- ----                       ---------------------------------------------
corporation (herein called "Lessor") and   The Peerless Group, a California
                                           --------------------------------
corporation doing business under the name of The Peerless Group, (herein
- -----------                                  ------------------
called "Lessee").

   1.2  Premises: Suite Number(s) 400 floors, consisting of approximately
                                  ---
25,169 rentable feet, more or less, as defined in paragraph 2 and as shown on
- ---------------
Exhibit "A" hereto (the "Premises").

   1.3  Building: Commonly described as being located at 2381 Rosecrans Avenue
                                                         ---------------------
in the City of El Segundo
               -----------------------------------------------------------------
County of Los Angeles
          ----------------------------------------------------------------------
State of California, as more particularly described in Exhibit D hereto, and as
         ----------                                            -
defined in paragraph 2.

  *1.4: Use: General and engineering offices for software development.
             ---------------------------------------------------------
                                                       , subject to paragraph 6.
- -------------------------------------------------------
  *1.5  Term: Five years commencing June 1, 1992 ("Commencement Date")
              ----------            ------------
and ending May 31, 1997, as defined in paragraph 3.
           ------------

   1.6  Base Rent: $58,818.92 per month, payable on the 1st day of each month,
                   ----------                           ---
per paragraph 4.1 rent abated for months 1 through 12
                  --------------------------------------------------------------

- --------------------------------------------------------------------------------
   1.7  Base Rent increase: On N/A the monthly Base Rent payable under
                               ---
paragraph 1.6 above shall be adjusted as provided in paragraph 4.3 below.
   1.8  Rent Paid Upon Execution: $58,818.42
                                 -----------------------------------------------
for month 13 (June 1993)
    ----------------------------------------------------------------------------
   1.9  Security Deposit: $58,000 to be paid April 15, 1992.
                          ------------------------------------------------------
   1.10 Lessee's Shares of Operating Expense increase: 13,032% as defined in
paragraph 4.2.                                         ------

2. Premises, Parking and Common Areas.

   2.1 Premises: The Premises are a portion of a building, herein sometimes referred to as the "Building" identified in paragraph 1.3 of the Basic Lease Provisions. "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project." Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property, referred to in the Basic Lease Provisions, paragraph 1.2, as the "Premises", including rights to the Common Areas as hereinafter specified.

   2.2 Vehicle Parking: So long as Lessee is not in default, and subject to the rules and regulations attached hereto, and as established by Lessor from time to time. Lessee shall be entitled to rent and use 85 unreserved and 15 reserved parking spaces in the Office Building Project at the monthly rate applicable from time to time for monthly parking as set by Lessor and/or its licensee.

        2.2.1 If Lessee commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.
       *2.2.2  The monthly parking rate per parking space will be $60.00 for
                                                                  ----------
reserved and $45.00 for non-reserved per month at the commencement of the term
- ------------------------------------
of this Lease, and is subject to change upon five (5) days prior written notice to Lessee. Monthly parking fees shall be payable one month in advance prior to the first day of each calendar month.

   2.3 Common Areas--Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, land-scaped areas and decorative walls.

  *2.4 Common Areas--Rules and Regulations. Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit B with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project.

   2.5 Common Areas--Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time:

        (a) To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways; provided, however, Lessor shall at all times provide the parking facilities required by applicable law;

        (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available:

        (c) To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project:

        (d) To add additional buildings and improvements to the Common Areas;

        (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project, or any portion thereof;

        (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor may, in the exercise of sound business judgment deem to be appropriate.

   3.1 Term. The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

   3.2 Delay in Possession. Notwithstanding said Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee said date and subject to paragraph 3.2.2. Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or obligations of Lessee hereunder or extend the term hereof; but, in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee as hereinafter defined; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days following said Commencement Date, as the same may be extended under the terms of a Work Letter executed by Lessor and Lessee, Lessee may, at Lessee's

                                                             INITIALS:
                                                                      ---------

                                                                      ---------




1984 American Industrial Real Estate Association      FULL SERVICE-GROSS

                                                      PAGE 1 OF 10 PAGES

See Addendum




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option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided, however, that, as to Lessee's obligations, Lessee first reimburses Lessor for all costs incurred for Non-Standard Improvements and, as to Lessor's obligations, Lessor shall return any money previously deposited by Lessee (less any offsets due Lessor for Non-Standard improvements); and provided further, that if such written notice by Lessee is not received by Lessor within said ten (10) day period. Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

         3.2.1 Possession Tendered-Defined. Possession of the Premises shall be deemed tendered to Lessee ("Tender of Possession") when (1) the improvements to be provided by Lessor under this Lease are substantially completed, (2) the Building utilities are ready for use in the Premises, (3) Lessee has reasonable access to the Premises, and (4) ten (10) days shall have expired following advance written notice to Lessee of the occurrence of the matters described in
(1), (2) and (3), above of this paragraph 3.2.1.

         3.2.2 Delays Caused by Lessee. There shall be no abatement of rent, and the sixty (60) day period following the Commencement Date before which Lessee's right to cancel this Lease accrues under paragraph 3.2, shall be deemed extended to the extent of any delays caused by acts or omissions of Lessee, Lessee's agents, employees and contractors.

     3.3 Early Possession. If Lessee occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date, and Lessee shall pay rent for such occupancy.

     3.4 Uncertain Commencement. In the event commencement of the Lease term is defined as the completion of the improvements. Lessee and Lessor shall execute an amendment to this Lease establishing the date of Tender of Possession (as defined in paragraph 3.2.1) or the actual taking of possession by Lessee, whichever first occurs, as the Commencement Date.

4. Rent

    *4.1 Base Rent. Subject to adjustment as hereinafter provided in paragraph 4.3, and except as may be otherwise expressly provided in this Lease, Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph 1.6 of the Basic Lease Provisions, without offset or deduction. Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.8 of the Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

     4.2 Operating Expense Increase. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of the amount by which all Operating Expenses, as hereinafter defined, for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the "Operating Expense Increase," in accordance with the following provisions:

         (a) "Lessee's Share" is defined, for purposes of the Lease, as the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained in the Office Building Project. It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Office Building Project.

         (b) "Base Year" is defined as the calendar year in which the Lease term commences.

         (c) "Comparison Year" is defined as each calendar year during the term of this Lease subsequent to the Base Year; provided, however, Lessee shall have no obligation to pay a share of the Operating Expense Increase applicable to the first twelve (12) months of the Lease Term (other than such as are mandated by a governmental authority, as to which government mandated expenses Lessee shall pay Lessee's Share, notwithstanding they occur during the first twelve (12) months). Lessee's Share of the Operating Expense Increase for the first and last Comparison Years of the Lease Term shall be prorated according to that portion of such Comparison Year as to which Lessee is responsible for a share of such increase.

         (d) "Operating Expenses" is defined, for purposes of this Lease, to include all costs, if any, incurred by Lessor in the exercise of its reasonable discretion, for:

             (i) The Operation, repair, maintenance, and replacement, in neat, clean, safe, sale, good order and condition, of the Office Building Project, including but not limited to the following:

                 (aa) The Common Areas, including their surfaces, coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Areas lighting facilities, building exteriors and roofs, fences and gates;

                 (bb) All heating, air conditioning, plumbing, electrical systems, life safety equipment, telecommunication and other equipment used in common by, or for the benefit of, lessees or occupants of the Office Building Project, including elevators and escalators, tenant directories, fire detection systems including sprinkler system maintenance and repair.

             (ii)   Trash disposal, janitorial and security services;

             (iii) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense";

             (iv) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof;

            *(v)    The amount of the real property taxes to be paid by Lessor under paragraph 10.1 hereof;

             (vi) The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project;

             (vii) Labor, salaries and applicable fringe benefits and costs, materials, supplies and tools, used in maintaining and/or cleaning the Office Building Project and accounting and a management fee attributable to the operation of the Office Building Project;

             (viii) Replacing and/or adding improvements mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgement of Lessor's accountants);

             (ix) Replacements of equipment or improvements that have a useful life for depreciation purposes according to Federal income tax guidelines of five (5) years or less, as amortized over such life.

         (e) Operating Expenses shall not include the costs of replacements of equipment or improvements that have a useful life for Federal income tax purposes in excess of five (5) years unless it is of the type described in paragraph 4.2(d)(viii), in which case their cost shall be included as above provided.

         (f) Operating Expenses shall not include any expenses paid by any lessee directly to third parties, or as to which Lessee is otherwise reimbursed by any third party, other tenant, or by insurance proceeds.

        *(g) Lessee's Share of Operating Expense Increase shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time in advance of Lessee's Share of the Operating Expense Increase for any Comparison Year, and the same shall be payable monthly or quarterly, as Lessor shall designate, during each Comparison Year of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expense Increase as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each Comparison Year a reasonably detailed statement showing Lessee's Share of the actual Operating Expense Increase incurred during such year. If Lessee's payments under this paragraph 4.2(g) during said Comparison Year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expense Increase next falling due. If Lessee's payments under this paragraph during said Comparison Year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the delinquency within ten (10) days after delivery by Lessor to Lessee of said statement. Lessor and Lessee shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last Comparison Year for which Lessee is responsible as to Operating Expense Increases, notwithstanding that the Lease term may have terminated before the end of such Comparison Year.



(c) 1984 American Industrial Real Estate Association      FULL SERVICE-GROSS

                                                          Page 2 of 10 Pages

* See Addendum
























































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5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly Base Rent shall, from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph 1.5 of the Basic Lease Provisions. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's opinion, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6.  Use.
     6.1 Use. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions or any other use which is reasonably comparable to that use and for no other purpose.

     6.2  Compliance with Law.

       (a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to alterations or improvements made by Lessee or the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term Commencement Date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation.

       (b) Except as provided in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises.
 Lessee shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall lend to disturb other occupants of the Office Building Project.

     6.3  Condition of Premises.

       (a) Lessor shall deliver the Premises to Lessee in a clean condition on the Lease Commencement Date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, and heating system in the Premises shall be in good operating condition. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation.

     * (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor's agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business.

7.  Maintenance, Repairs, Alterations and Common Area Services.

   * 7.1 Lessor's Obligations. Lessor shall keep the Office Building Project, including the Premises, interior and exterior walls, roof, and common areas, and the equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair, provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph 9.5, there shall be no abatement of rent or liability of Lessee on account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

     7.2  Lessee's Obligations.

         (a) Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.

       * (b) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall panelling, ceilings and plumbing on the Premises and in good operating condition.

     7.3  Alterations and Additions.

       * (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, Utility Installations or repairs in, on or about the Premises, or the Office Building Project. As used in this paragraph
7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Lessee's expense. Should Lessor permit Lessee to make its own alterations, improvements, additions or Utility Installations, Lessee shall use only such contractor as has been expressly approved by Lessor, and Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, or use a contractor not expressly approved by Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any part or all of the same.

       * (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

         (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any interest therein.

       * (d) Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by laws. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy



(c) 1984 American Industrial Real Estate Association  FULL SERVICE-GROSS

                               PAGE 3 of 10 PAGES

* See Addendum
any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor of the Premises, the Building or the Office Building Project upon the condition that if Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the premises, the Building, and the Office Building Project free from the effect of such lien or claim, in addition Lessor may require Lessee to pay Lessor's reasonable attorneys fees and costs in participating in such action of Lessor's best interest so to do.

          * (e) All alterations, improvements, additions and Utility installations (whether or not such Utility installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings sound attenuation and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease term unless Lessor requires their removal pursuant to paragraph 7-3(a). Provided Lessee is not in default notwithstanding the provisions of this paragraph (7-3(a), Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building and other than Utility installations shall remain the property of Lessee and may be removed by Lesse subject to the provisions of paragraph 7.2.

          (f) Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility installations.

      7.4 Utility Additions, Lessor reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing electrical systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8.  Insurance;Indemnity.

      8.1 Liability Insurance--Lessee. Lessee shall at Lessee's expense obtain and keep in force during the term of this Lease a policy of Comprehensive General Liability insurance utilizing an Insurance Services Office standard form with Broad Form General Liability Endorsement (GL040), or equivalent, in an amount of not less than $1,000,000 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

      8.2 Liability Insurance--Lessor, Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage Insurance, plus coverage against such other risk Lessor deems advisable from time to time, insuring Lessor, but not Lessee, against liability arising out of the ownership, use, occupancy or maintenace of the Office Building Project in an amount not less than $5,000,000.00 per occurrence.

     8.3 Property Insurance--Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time of all of Lessee's personal property, fixtures, equipment and tenant improvements.

       8.4 Property Insurance--Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form or equivalent providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Lessor shall obtain and keep in force during the term of this Lease, a policy of rental value insurance covering a period of one year with loss payable to Lessor which insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraphs 8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(f) hereof, the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall pay the entirety of the increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

      8.5 Insurance Policies. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance with seven (7) days after the Commencement Date of this Lease. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty
(30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals thereof.

      8.6 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. If necessary all property insurance policies required under this Lease shall be endorsed to so provide.

    * 8.7 Indemnity. Lessee shall indemnify and hold harmless Lessor and its agents. Lessor's master or ground lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnity and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees or invitees and from and against all costs, attorney's fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Office Building Project arising from any cause and Lessee hereby assumes all risk of damage to property of Lessee or injury to persons, in upon or about the Office Building Project arising from any cause Lessee hereby waves all claims in respect thereof against Lessor.

    * 8.8 Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefore or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places or from new construction or the repair alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessable. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other Lessee of the Office Building Project.

      8.9 No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

    9. Damages or Destruction

      9.1  Definitions.

           (a) "Premises Damage" shall mean if the Premises are damage or destroyed to any extent.

           (b) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the building.

           (c) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the than Replacement Cost of the Building.

           (d) "Office Building Project Buildings" shall mean all of the buildings on the Office Building Project site.

           (e) "Office Building Project Buildings Total Destruction" shall mean,if the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

           (f) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an insured Loss has a deductible amount shall not make the loss an uninsured loss.

           (g) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild damaged areas to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those installed by Lessor at Lessee's expense.

     9.2  Premises Damage: Premises Building Partial Damage.

         (a) Insured Loss Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an insured loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Lessor shall as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels at Lessor's expense repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for by Lessee) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

         *(b) Uninsured Loss. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent of willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, as of the date of the occurence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

     9.3 Premises Building Total Destruction: Office Building Project Total Destruction. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classifications of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee's fixtures, equipment or tenant improvements, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

     9.4 Damage Near End of Term.

         (a) Subject to paragraph 9.4(b), if at any time during the last twelve
(12) months of the term of this Lease there is substantial damage to the Premises, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

         (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

     9.5 Abatement of Rent; Lessee's Remedies.

         *(a) In the event Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9 and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expense increase) for the period during which such damage, repair or restoration continues shall be abated, provided (i) the damage was not the result of the negligence of Lessee, and (2) such abatement shall only be to the extent the operation and profitability of Lessee's business as operated from the Premises is adversely affected. Except for said apartment of rent, if any Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

         *(b) If Lessor shall be obligated to repair or restore the Premises or the Building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Lessor shall not complete the restoration and repair within six (6) months after such occurrence, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

         (c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

     9.6 Termination-Advance Payments. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

     9.7 Waiver. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

     *10.1 Payment of Taxes. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

     10.2 Additional improvements. Lessee shall not be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

     10.3 Definition of "Real Property Tax." As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Office Building Project or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Office Building Project. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

     10.4 Joint Assessment. If the improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 10#2 or 10#5 are not separately assessed, Lessee's portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.5 Personal Property Taxes.

          (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

          (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. Utilities.

      11.1 Services Provided by Lessor. Lessor shall provide heating, ventilation, air conditioning, and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures.

      11.2 Services Exclusive to Lessee. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If any such services are not separately metered to the Premises. Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

     *11.3 Hours of Service. Said services and utilities shall be provided during generally accepted business days and hours or such other days or hours as may hereafter be set forth. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof.

   11.4 Excess Usage by Lessee. Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting, or power, or suffer any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion, install Lessee's expense supplemental equipment and/or separate motering applicable to Lessee's excess usage or loading.

   11.5 Interruptions. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control in cooperation with government request or directions.

12. Assignment and Subletting.

  *12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of the law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the the Premises, without Lessor's prior written consent which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Lessee under paragraph 13.1. "Transfer" within the meaning of this paragraph 12 shall include the transfer or transfers aggregating: (a) if Lessee is a corporation, more than twenty-five percent (25%) of the voting stock of such corporation, or (b) if Lessee is a partnership, more than twenty-five percent (25%) of the profit and loss participation such partnership.

   12.2 Lessee Affiliate. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of the Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate" ; provided that before such assignment shall be effective, (a) said assignee shall assume, in full, the obligations of Lessee under this Lease and (b) Lessor shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if alter such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee , the consent of whom shall not be necessary.

   12.3  Terms and Conditions Applicable to Assignment and Subletting.

         (a) Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligations hereunder or alter the primary liability to Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Share of Operating Expense Increase, and to perform all other obligations to be performed by Lessee hereunder.

         (b) Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment.

        *(c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease.

         (d) If Lessee's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

         (e) The consent by lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease; however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

         (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

         (g) Lessor's written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgement that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

         (h) The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessor's election, render Lessor's said consent null and void.

  12.4 Additional Terms and Conditions Applicable to Subletting. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therin:
        *(a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

        *(b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublessee as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublease shall, by reason of entering into a sublease under this Lease, be deemed for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

         (c) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease: provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

         (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

        *(e) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within three (3) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

  12.5 Lessor's Expenses. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable costs and expenses incurred in connection therewith, including attorneys', engineers' or other consultants' fees.

 *12.6 Conditions to Consent. Lessor reserves the right to condition any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Lessee and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights then held by other tenants, and (b) the proposed assignee or sublessee be at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever is greater.

13. Default; Remedies.

  13.1 Default. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

         (a) The vacation or abandonment of the Premises by Lessee. Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of sixty (60) days or more, whether or not the rent is paid.

        *(b) The breach by Lessee of any of the covenants, conditions or provisions of paragraphs 7.3(a), (b) or (d) (alterations). 12.1 (assignment or subletting). 13.1(a) (vacation or abandonment), 13.1(e) (insolvency), 13.1(f) (false statement), 16(a) (estoppel certificate), 30(b) (subordination), 33(auctions), or 41.1(easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof.

        *(c) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable UnLawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.


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C: 1984 American Industrial Real Estate Association
                              FULL SERVICE-GROSS

                              PAGE 6 OF 10 PAGES

*See Addendum

         (d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c), above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee, provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty
(30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

         (e) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becoming a "debtor" as defined in 11 U.S.C.S. 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, The same is dismissed within sixty (60) days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect.

         (f) The discovery by Lessor that any financial statement given to Lessor by Lessee, of its successor in interest or by any guarantee or Lessee's obligation hereunder, was materially false.

     13.2 Remedies. In the event of any material default or breach of this Lease by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

         (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that the Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

         (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover rent as it becomes due hereunder.

         (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

   * 13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have therefore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.

     13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee of Base Rent, Lessee's Share of Operating Expense increase or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expense increase, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

*14. Condemnation. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option,to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date of condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent of Lessee's Share of Operating Expense increase shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.  Broker's Fee.

         (a) The brokers involved in this transaction are        N/A
                                                          ----------------------
as "listing broker" and                    Lee & Associates                   as
                        -----------------------------------------------------
"cooperating broker," licensed real estate broker(s). A "cooperating broker" is defined as any broker other than the listing broker entitled to a share of any commission arising under this Lease. Upon execution of this Lease by both parties, Lessor shall pay to said brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate agreement between Lessor and said broker(s), or in the event there is no separate agreement between Lessor and said broker(s), the sum of $
                                                                  --------------
for brokerage services rendered by said broker(s) to Lessor in this transaction.

         (c) Lessor agrees to pay said fee not only on behalf of Lessor, but also on behalf of any person, corporation, association, or other entity having an ownership interest in said real property or any part thereof, when such fee is due hereunder. Any transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this paragraph 15. Each listing and cooperating broker shall be a third party beneficiary of the provisions of this paragraph 15 to the extent of their interest in any commission arising under this Lease and may enforce that right directly against Lessor; provided, however, that all brokers having a right to any part of such total commission shall be a necessary party to any suit with respect thereto.

         (d) Lessee and Lessor each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder (other than the person(s), if any, whose names are set forth in paragraph 15(a). above) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Lessee and Lessor do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorney's fees or liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party.

16.  Estoppel Certificate.

         (a) Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

     (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party. (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

     (c) If Lessor desires to finance, refinance, or sell the Office Building Project, or any part thereof, Lessee hereby agrees to deliver to any Lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

*17. Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a Lessee's interest in a ground lease of the Office Building Project, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest. Lessor herein named (and in case of any subsequent transfers than the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

 18. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

*19. Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

 20. Time of Essence. Time is of the essence with respect to the obligations to be performed under this Lease.

 21. Additional Rent. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expense increase and any other expenses payable by Lessee hereunder shall be deemed to be rent.

*22. Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

*23. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

 *24. Waivers. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

 25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short term" memorandum of this Lease for recording purposes.

*26. Holding over. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be two hundred percent (200%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

 27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

*28. Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

 29. Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Office Building Project is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Office Building Project is located.

 30.  Subordination.

      (a) This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Nothwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

      (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

 31.  Attorneys' Fees.

      31.1 If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any action, trial or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

      31.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

      31.3 Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notice of default and consultations in connection therewith, whether or not a legal transaction is subsequently commenced in connection with such default.

 32.  Lessor's Access.

      32.1 Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Lessee's use of the Premises. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs.

     *32.2 All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

 * 32.3 Lessor shall have the right to retain keys to the Premises and to un lock all doors in or upon the Premises other than files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forceable or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's property or business in connection therewith.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises of Common Areas in violation of this paragraph shall constitute a material default of this Lease.

34. Signs. Lessee shall not place any sign upon the Premises or the Office Building Project without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project.

35. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. Consents. Except for paragraph 33 (auctions) and 34 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

39. Options.

    39.1 Definition. As used in this paragraph the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option of right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Office Building Project or other property of Lessor or the right of first offer to lease other space within the Office Building Project or other property of Lessor; (3) the right or option to purchase the Premises or the Office Building Project, or the right of first refusal to purchase the Premises or the Office Building Project or the right of first offer to purchase the Premises or the Office Building Project, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

  * 39.2 Options Personal. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original
Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee: provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

    39.3 Multiple Options. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

    39.4 Effect of Default on Options.

       * (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(c) or 13.1(d) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(c) or paragraph 13.1(d), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option, (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants or conditions of this Lease.

         (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

       * (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(d) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or
(iii) Lessor gives to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, or (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants and conditions of this Lease.

40. Security Measures--Lessor's Reservations.

  * 40.1 Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

    40.2 Lessor shall have the following rights:

         (a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 90 days prior written notice;

         (b) To, at Lessee's expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

       * (c) To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein;

         (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas;

     40.3 Lessee shall not:

         (a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Lessee's business;

         (b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

41. Easements.

    41.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

    41.2 The obstruction of Lessee's view, air or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

42. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

                                                 Initials:[initials appear here]
                                                          ----------------------
                                                          [initials appear here]
                                                          ----------------------
c 1984 American Industrial Real Estate Association
                              FULL SERVICE-GROSS

                              PAGE 9 OF 10 PAGES

* See Addendum

43. Authority. If Lessee is a corporation, trust, or general or limited partnership, Lessee, and each individual executing this Lease on behalf of such entity represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

44. Conflict. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

45. No Offer. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

46. Lender Modification. Lessee agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project.

47. Multiple Parties. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

48. Work Letter. This Lease is supplemented by that certain Work Letter of even date executed by Lessor and Lessee, attached hereto as Exhibit C, and incorporated herein by this reference.

49. Attachments. Attached hereto are the following documents which constitute a part of this Lease:

       Lease Addendum dated September 20, 1991 attached hereto and made a part hereof.

* Includes new provisions 50 through 57.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

        IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.


          LESSOR                                      LESSEE

   CONTINENTAL DEVELOPMENT CORPORATION           THE PEERLESS GROUP

- ---------------------------------------   --------------------------------------
By /s/ Richard C. Lundquist               By /s/ William S. Wood
  -------------------------------------     ------------------------------------
   Richard C. Lundquist                      William S. Wood

      Its      President                        Its   Vice President - Finance
         ------------------------------            -----------------------------

By /s/ Leonard E. Blakesley               By [Signature Appears Here]
  -------------------------------------     ------------------------------------
   Leonard E. Blakesley, Jr.

      Its      Secretary                        Its
         ------------------------------     ------------------------------------


Executed at  El Segundo, CA               Executed at  El Segundo, CA
           ----------------------------              ---------------------------

on  Februar 10, 1992                      on  Feb 10, 1992
  -------------------------------------     ------------------------------------

Address                                   Address 2381 Rosecrans
       --------------------------------          -------------------------------

@ 1984 American Industrial Real Estate Association

                              FULL SERVICE-GROSS

                              PAGE 10 OF 10 PAGES

For these forms write or call the American Industrial Real Estate Association, 350 South Figueroa Street, Suite 275, Los Angeles, CA 90071. (213) 687-4777

1984-By American Industrial Real Estate Association. All rights reserved. No part of these words may be reproduced in any form without permission in writing.

                               LEASE ADDENDUM

This Addendum is dated this 6 day of February, 1992 and shall be operative as of this date unless otherwise stated herein. It is intended to supplement that certain lease by and between Continental Development Corporation (Lessor) and The Peerless Group, a California corporation (Lessee) dated the 6 day of February, 1992 (the Lease). Lessor and Lessee hereby agree to the matters hereinafter set forth. This Addendum shall be attached to the Lease and shall incorporate all relevant terms of the Lease as if set forth verbatim. If there are any conflicts between this Addendum and any provisions of the Lease, the Addendum shall be controlling as to matters specifically set forth herein. As to matters not specifically set forth herein, the Lease shall be controlling.

The following amendments and revisions are hereby made to corresponding numbered paragraphs "1" through "49" of the Lease.


    Paragraph No.                         Revision

    1.4 The "Use" of the Premises shall be general office and commercial use consistent with applicable laws, ordinances, and regulations (which may include, without limitation, computer hardware and software design and development).

    1.5 The end of the term (subject to possible exercise of the option) shall be May 31, 1997.

    2.2.2 Paragraph 2.2.2 is deleted, and the availability of, and charges for, parking spaces shall be governed by paragraph 51 of the Addendum hereto.

    2.4 Line 4 of Paragraph 2.4 is revised to read, in part, as follows:

                          "...right, from time to time, to make reasonable modifications and amendments to such rules, and reasonable additional rules, as it may deem necessary, in its reasonable judgement, for the appropriate operation and safety of the Office Building Project and its occupants. Lessor shall not be responsible..."

    3.2 Paragraph 3.2 (including Paragraphs 3.2.1 and 3.2.2) is superseded in it entirety by the Work Letter attached to the Lease as Exhibit C.

    4.1               The first sentence of Paragraph 4.1 is revised to read:

                          "Subject to the abatement of rent for the first twelve
                          (12) full months of the term, and except as otherwise provided in this Lease (which includes the Addendum hereto), Lessee shall pay to Lessor the Base Rent for the Premises set forth..."

4.2(d) (v)  The following is added at the end of (paragraph) 4.2 (d) (v):

                "except for any amounts of real property taxes that result from any additional improvements placed upon the Office Building Project (A) by Lessor other than for the exclusive use of Lessee or (B) by any other lessee(s)."

4.2(g)      Line 3 of (paragraph) 4.2(g) is revised to read as follows:

                ". . . of Lessee's Share of the Operating Expense Increase for any Comparison Year provided Lessor presents to Lessee a reasonably detailed statement of such estimate, and the same shall be payable monthly or quarterly, as Lessor shall . . ."

            Line 8 of (paragraph) 4.2(g) is revised to read:

                ". . . shall be entitled to credit the amount of such overpayment against any rent payments next due and, if not fully recouped at the end of the term, to a prompt refund in cash. If Lessee's payments . . ."

4.2(h)      A new paragraph 4.2(h) is added as follows:

                "(h) The foregoing provisions notwithstanding, Lessee shall not be responsible for any portion of any increases in Operating Expenses that represent or result from: (i) the initial lease-up of the Building to the 95% occupancy level (including, without limitation, any costs of associated institution of full janitorial and trash disposal services, heavier use of water, sewer, gas, electricity, or other utility services, increased insurance payments or security costs, etc.); (ii) the completion of any aspects of the construction or furnishing of the Building or the Office Building Project that were not fully completed without defect at the beginning of the Base Year or repairs of construction defects; (iii) any tax increase(s) caused by any additional improvements placed upon or in the Office Building Project by Lessor other than for the exclusive use of Lessee or by any other lessee(s); or (iv) Lessor's negligence. For calculational purposes, all of the foregoing costs shall be disregarded, both for the "Base Year" and for each and every "Comparison Year," the parties intending that lessor shall be responsible for all costs associated with the completion and initial lease-up of the Building and the Office Building Project and that all determinations of Operating Costs Increases assume stabilized operations of the leased-up Building and Project. Under no circumstances shall leasing commissions be included in Operating Expenses."

4.3         Paragraph 4.3 (including 4.3.1 through 4.3.5) is deleted.

6.3(b) The last sentence of (paragraph) 6.3(b) is replaced by the following:

                "Lessor warrants to Lessee that there are no conditions, restrictions, ordinances, regulations, covenants, or other limitations that will prevent the use of the Premises for general office purposes."


7.1 The last sentence of (paragraph) 7.1 is deleted and replaced by the following:

               "Lessor shall maintain the Building as a Class A building with good elevator service, maintenance, and upkeep."

7.2(b)    Line 3 of (paragraph) 7.2(b) is revised to read:

               ". . . and tear if the same would have been prevented by good practices by Lessee in maintenance for which Lessee is responsible under this Lease. Lessee shall repair any damage to the Premises occasioned . . ."

7.3(a) The words "and equipment" are deleted from the end of the second sentence of (paragraph) 7.3(a) (line 4).


           The words "one and one-half times" are deleted from line 8 of (paragraph) 7.3(a).

7.3(b)     Line 3 of (paragraph) 7.3(b) is revised to read, in part, as follows:

                ". . . deemed conditioned upon Lessee acquiring a permit to do so, if required by applicable laws, ordinances, or regulations, from the . . ."

7.3(d)     The last line of (paragraph) 7.3(d) is revised to read:

                ". . . in participating in such action if Lessor shall reasonably determine it is necessary to do so in order reasonably to protect Lessor's interests."

7.3(e) Lines 6 and 7 of (paragraph) 7.3(e) are revised to read, in part, as follows:

                ". . . the provisions of this paragraph 7.3(e), Lessee's personal property and equipment (including trade and other fixtures) other than such items that are affixed to the Premises so that they cannot be removed without material . . ."

8.7 Lines 2-8 of (paragraph) 8.7 are revised to read, in part, as follows:

           ". . . person or property of anyone or any entity arising from Lessee's use of the Office Building Project or the Premises; in the conduct of Lessee's Business in or about the Premises; or in any activity, work, or things done, permitted, or suffered by Lessee in or about the premises and shall further indemnify and hold harmless Lessor from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease or arising from any act, or omission of Lessee or any of its agents, employees, or contractors and from and against all costs, attorney's fees, expenses and liabilities incurred by Lessor as the result of any of the foregoing and in dealing reasonably therewith, including but not limited to the defense of any claim or action or proceeding involved therein; and in case any . . ."

        The last sentence of Paragraph 8.7 is replaced by the following two sentences:

            "The foregoing notwithstanding, Lessee shall not be obligated to indemnify or defend Lessor or its associated persons identified above in this paragraph for any claims, damages, costs, or injuries to the extent that such damages, costs, or injuries result from negligence or greater fault on the part of Lessor or any of those associated persons or from any violation by any of them of the provisions of this Lease. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Office Building Project arising from any of the above matters as to which Lessee is required by this paragraph to provide indemnification in favor of Lessor; and Lessee hereby waives all claims in respect thereof against Lessor."

8.8 Section 8.8 limited so that Lessor is not, and shall not be, exculpated from any damages, injury, loss of income, etc. to or by Lessee that may result from Lessor's gross negligence, willful misconduct, or, except as otherwise expressly provided in this Lease, violations of the terms of this Lease.

9.2(b)  Lines 3-6 of Paragraph 9.2 (b) are revised to read, in part, as follows:

            ". . . which damage interferes substantially with Lessee's use or enjoyment of the Premises, Lessor shall either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect or (ii) if the cost of such repair would exceed the "mandatory repair amount," as defined below, at Lessor's option, give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease . . ."

        A new sentence is added at the end of Paragraph 9.2(b) to read as follows:

            "For purposes of this Paragraph, the "mandatory repair amount" shall mean (i) in the case of Premises Damage, the lesser of $250,000.00 and $5,000.00 times the number of months remaining in the lease term (including the option term if Lessee gives notice to Lessor of exercise of the option within thirty days after such damage) or (ii) in the case of Premises Building Partial Damage, $750,000.00.

 9.5(a)   Line of para. 9.5(a) is revised to read as follows:

              "Unless Lessor is entitled to terminate this Lease pursuant to the terms of paragraph 9.2(b) or 9.3 above and does so, if any part of the Premises . . ."

9.5(b) The words "ninety (90) days" in line 2 of para. 9.5(b) are changed to "forty-five (45) days".

         The words "six (6) months" in lines 2-3 of para 9.5(b) are changed to "five (5) months".

10.1     The end of line 1 of (Paragraph) 10.1 through the end of (paragraph)
         10.1 is revised to read, as follows:

              ". . . subject to reimbursement (to the extent, and only to the extent, set forth in article 4.2 hereof) by Lessee of Lessee's Share of certain increases in such taxes."

11.3     Paragraph 11.3 is revised to read, in its entirety, as follows:

              "Electricity, water, gas, light, telephone, and other utilities shall be available at the Premises at all times. Lessor may require reasonable advance notice from Lessee for provision of, and may charge Lessee the reasonable cost of providing, heating, ventilation, air conditioning, or janitorial services at times other than generally accepted business days and hours (or other than after hours on business days in the case of standard after-hours janitorial services.)

12.1     Line 5 of (Paragraph) 12.1 is revised to read, in part, as follows:

              ". . . shall include the transfer of (or series of transfers in any twelve (12) month period aggregating) (a) if . . . "

         In line 6 of (Paragraph) 12.1, the words "twenty-five percent (25%) of the voting stock of such corporation" are changed to:

              "fifty percent (50%) of the outstanding voting stock of, but in no event sales or an offering stock by, such corporation:.

         In line 7 of (Paragraph) 12.2 the words "twenty-five percent (25%)" are changed to "fifty percent (50%)".

12.3     Paragraph 12.3(c) is revised to begin "Neither a reasonable  delay in
                                                          ----------
         the approval . . ."

12.4(a)  The last sentence of (Paragraph) 12.4(a) is revised to read:

              "Lessee shall have no right or claim against said sublessee for any such rents so paid by said sublessee to Lessor, nor shall Lesse have a claim against Lessor for such rents so paid provided.

             such amounts were due and owing from Lessee to Lessor."

12.4(b) The following is added at the end of the second sentence of paragraph 12.4(b) (i.e., the sentence that begins "In entering into any sublease,
                  ----
         . . .") in line 3 of that paragraph:

             ". . . it being agreed that the American Industrial Real Estate Association Standard Sublease (1978 form) or a similar form will be deemed acceptable."

12.4(e) The words "three (3) days" in line 2 of paragraph 12.4(e) are changed to "five (5) business days".

12.6 The words "of a quality substantially equal to that of Lessee and" are deleted from line 2 of paragraph 12.6.

         The words "or of such assignment or subletting, whicherver is greater" are deleted from lines 4 and 5 at the end of 12.6.



13.1(b) The words "if material" are added both (i) on line 1 of paragraph 13.1(b) before the word "(alterations)" and (ii) in line 2 of that paragraph before the word "(false statement)".

         Lines 3 and 4 of paragraph 13.1(b) are revised to read, in part, as follows:

             ". . . 33 (auctions), or 41.1 (easements), it being agreed that the above breaches may, in Lessor's reasonable judgment, be deemed to be material, non-curable defaults (provided, in the case of the specified failures relating to material alterations, assignments or subletting, insolvency, estoppel certificates, subordination, or easements, that Lessee fails to cure the same within fifteen
             (15) days after written notice and demand for cure from Lessor to Lessee)."

13.1(c) The words "three (3) days" in line 2 of paragraph 13.1(c) are changed to "five (5) days."

13.3     Line 2 of para. 13.3 is revised to read, in part:

             ". . . thirty (30) days (or twenty [20] days in the case of failures to perform that materially and substantially interfere with the conduct of Lessee's business) after written notice . . ."

         The words "30-day period" in line 5 of para. 13.3 are changed to:

             "30-day period (or 20-day period, as the case may be)"

14       The final sentence of paragraph 14 is deleted.

15(b)    Paragraph 15(b) is replace in its entirety by the following:

                The parties acknowledge (i) that Lessor has acted on its own behalf and as its own listing agent in connection with this lease; (ii) that Lee and Associates has advised Lessee in this transaction; and (iii) that Lessor (and not Lessee) is solely responsible for the fee to be paid to Lee and Associates in accordance with the separate agreement between those two entities."

17      Line 5 of (P) 17 is revised to read, in part, as follows:

                ". . . shall be delivered to the transferee and provided further that the transferee shall be responsible for the performance of all obligations to be performed hereunder by "Lessor" during the transferee's term of ownership or status as ground lessee and, except to the extent of an estoppel of Lessee pursuant to paragraph 16 hereof, any obligations of the transferor hereunder required to have been performed prior to the transfer but not so performed."

19      The words "to Lessor" in line 1 of (P) 19 are changed to "hereunder."

                The words "by Lessee" at the end of line 2 of (P) 19 are changed to "the other party."

22      Lines 6 and 7 of (P) 22 are revised to read, in part, as follows:

                ". . . and Lessee acknowledges that Lessee assumes all responsibility for the compliance of its operations, activities, and improvements at the Premises with the Occupational Safety and Health Act and with all applicable laws and regulations in effect during the term of this Lease."

23 Paragraph 23 is deleted, and notice hereunder is to be governed solely by paragraph 53 hereof.

24      The first sentence of (P) 24 is revised to read as follows:

                "No waiver by either party hereto of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by the other party of the same or any other provision."
26 The words "two hundred percent (200%)" in line 3 of (P) 26 are changed to "one hundred fifty percent (150%)."

28      The word "Lessee" in (P) 28 is changed to "either party hereto."

32.2    The following is added at the end of (P) 32.2:

                ". . . provided that Lessor and its agents use reasonable care in such activity and do not materially interfere with Lessee's use or enjoyment of the Premises. "

32.3    The last line of paragraph 32.3 is revised to read as follows:

           "...or business resulting from actions taken by Lessor or its agents under this paragraph 32.3 in an emergency except as may result from the willful misconduct or gross negligence of such persons."


39.2 Paragraph 39.2, including the heading thereof, is revised to read, in its entirety, as follows:

           "39.2 Exercise of Options. The Option(s), if any, herein granted to Lessee may be exercised only by the original Lessee or by any Lessee Affiliate, as defined in Paragraph 12.2 of this Lease, or by any permitted assignee of this Lease or a permitted sublessee of at least fifty-one percent (51%) of the Premises. Except as contemplated in the preceding sentence, no option may be separated from this Lease in any manner, either by reservation or otherwise."


39.4(a) The parenthetical phrase "(without any necessity for notice thereof to Lessee)" is deleted from line 4 of para. 39.4(a).

        The word "material" is added both (i) before the word "non-curable" at the end of line 6 of paragraph 39.4(a) and (ii) before the words "terms, covenants or conditions" in line 7 of paragraph 39.4(a).


39.4(c) The parenthetical phrase "(without any necessity for notice thereof to Lessee)" is deleted from line 3 of paragraph 39.4(c).

        The word "material" is added both (i) before the word "non-curable" at the end of line 6 of paragraph 39.4(c) and (ii) before the words "terms, covenants or conditions" in line 7 of paragraph 39.4(c).


40.1    The first sentence of paragraph 40.1 is revised to read:

           "Lessor shall provide security guard service for the Building at least during normal business hours, and, if Lessor does not provide guard service 24 hours per day, 7 days a week, card key and telephone arrangements, or similar security measures, limiting access to the Building and elevators shall be in operation during all periods when security guard service is not provided."

        Line 4 of paragraph 40.1 is revised by adding the word "reasonable" before the word "cost".


40.2(c) Paragraph 40.2(c) is revised to read as follows:

           "To permit any lessee the exclusive right to conduct any business in the Building provided that no such exclusive rights shall limit the use, consistent with the other provisions of this Lease and with applicable laws and regulations, of the Premises by Lessee or its permitted assignee or sublessee."

General Rules
- -------------

G.R. 6    General Rule 6 is revised to read:

               "Subject to paragraph 7.2(b) of the Lease concerning repair of damage to the Premises occasioned by installation or removal of Lessee alterations, etc., Lessee shall be entitled to install and/or change, from time to time, locks, bolts, or other reasonable security devices to protect and secure the Premises (including, without limitation, the sensitive proprietary information and trade secrets involved in Lessee's business) provided that, in each instance, Lessee furnishes to Lessor a duplicate key or other access device so that Lessor will have access to the Premises at all times. Lessor shall take reasonable precautions to insure that such keys and any other access devices are properly secured and are available only to responsible representatives of Lessor and that the security of Lessee in the Premises is preserved."


G.R.12    General Rule is revised to read, in part, as follows:

               "Lessor reserves the right to close and lock the building on Saturdays, Sundays, and legal holidays, and on other days between the hours of 6:30 p.m. and 7:30 a.m. of the following day provided that Lessor provides Lessee with keys or other devices that allow ready access by Lessee's authorized personnel to the Premises at all times. If Lessee uses the Premises during such periods, Lessee shall . . ."



G.R. 19   The following is added at the end of General Rule 19:

               ". . . (other than occasional warming or preparation of food by employees for their consumption on premises)"

P.R.  5   Parking Rule 5 is revised to read as follows:

               "Lessor reserves the right reasonably to relocate all or a part of the reserved parking spaces to which Lessee is entitled provided that Lessee's 15 reserved parking spaces shall at all
               -------------
               times be (i) reasonably located and (ii) among the 30 most desirably located reserved tenant parking spaces associated with the Building."


The following paragraphs "50" through 57 are added to the Lease as if set forth therein in full.

50.  TOXIC MATERIALS

Lessee will not dispose of any Toxic Materials (defined below) in, on, or about the Premises or the Project; however, minimal quantities of Toxic Materials which are not unreasonably hazardous and which are commonly used in or about office complexes or similar buildings may be used and stored, if needed by Lessee in conjunction with its business conducted from the Premises. Lessee shall notify Lessor in writing of any such use or storage. Lessee, at its sole cost, will comply with all laws relating to Lessee's storage, use and disposal of hazardous, toxic or radioactive matter (collectively "Toxic Materials"). Lessee will be solely responsible for, and will defend, indemnify and hold Lessor, its agents and employees harmless from and against, all claims, costs and liabilities, including attorneys' fees and costs, arising out of or in connection with Lessee's storage, use and disposal of Toxic Materials. Lessee will be solely responsible for, and will defend, indemnify and hold Lessor, its agents and employees harmless from and against any and all claims costs, and liabilities including attorneys' fees and costs, arising out of or in connection with the removal, clean-up and restoration work and materials necessary to return the Premises and any other property of whatever nature located on the Office Building Project to their condition existing prior to the appearance of Lessee's Toxic Materials (or any Toxic Materials belonging to any of Lessee's agents, employees, or contractors) on the Premises if such Toxic Materials were responsible for the need to perform any such removal, clean-up or restoration work. Lessee's obligations under this Section will survive the termination of this Lease.



51.  PARKING

Throughout the term of this Lease (including the Option term, if the Option is exercised, Lessee shall be entitled to the use of One Hundred (100) parking spaces in the parking facility located adjacent to the Building, 85 of which shall be unreserved and 15 of which shall be reserved full-sized spaces. The locations of the reserved spaces shall be as agreed upon between Lessor and Lessee prior to the commencement of the Lease term. The charge for these spaces shall be Forty-Five Dollars ($45.00) per month for each unreserved space and Sixty Dollars ($60.00) per month for each full sized reserved space, provided
                                                                     --------
that no such charges shall apply, and Lessee shall be entitled to the use of
- ----
those parking spaces without charge, for the first twelve (12) full months (365 days) of the Lease term. Lessee (and its employees and guests) shall have access to the parking facility and the spaces referred to above in this paragraph 24 hours a day, seven days a week.



52.  LESSEE SIGNAGE

Lessee shall exhibit identification signage in compliance with Lessor's building standard at Lessee's suite entry and on the building directory. Said signage shall be furnished by Lessor at reasonable cost to be paid by Lessee.

Lessor shall permit the Lessee to have a building or monument sign during the term of this Lease, with space and prominence proportionate to Lessee's proportionate occupancy of the Building, provided the following conditions are met:

     1) Any proposal for signage must be approved in writing by Lessor in all respects (sign design, location, etc.) at Lessor's sole discretion, not to be exercised unreasonably and with Lessee to be treated as favorably as any other tenant in the Building as regards such approval.

     2) Any proposal for signage approved by Lessor also shall receive written approval in all repsects from the City of El Segundo if such approval is required by an applicable ordinance or regulation. A copy of such written approval by the City shall be sent to Lessor upon receipt by Lessee. It shall be Lessee's sole responsibility to obtain the City's consent, if such is required, but Lessor agrees to cooperate reasonably with Lessee, if asked to do so, for purposes of obtaining such consent provided that Lessee pays the costs, if any, reasonably incurred by Lessor, after notice to Lessee, in so doing and provided that Lessor shall notify Lessee of any steps being taken, from time to time, with respect to monument signs for the Building or the Office Building Project, including, without limitation, any actions to obtain consents from the City of El Segundo, and shall assist Lessee, if appropriate, to participate in such steps and actions.

     3) Any signs erected for Lessee pursuant hereto shall be subject to maintenance, repair and replacement by Lessor, and Lessee shall be responsible for the reasonable cost thereof.


53.  NOTICES

Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by express or overnight mail, messenger, or delivery service with proof of dispatch, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address, immediately below, of the respective party, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail Express or Certified, Return Receipt Requested. Either party may by notice to the other specify a different address for notice purposes except that, upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to either party hereunder shall also be concurrently transmitted to such party at such other address as such party may from time to time hereafter designate by notice to Lessee.

         TO LESSOR:      Richard C. Lundquist
                         Continental Development Corporation
                         2041 Rosecrans Avenue, Suite 265
                         El Segundo, California 90245

         TO LESSEE:      Lauren L. Shaw
                         The Peerless Group
                         2381 Rosecrans Avenue
                         El Segundo, California 90245

54.  EXPANSION

During the term of this Lease, provided there is no existing default by Lessee hereunder nor any condition which by only the passage of time would become a default by Lessee hereunder, and provided further that Lessee has given Lessor written notice of its intent to acquire additional premises, Lessor shall cooperate with Lessee to endeavor to accommodate Lessee's requirements for additional premises. Lessor shall provide Lessee with reasonable alternatives for such additional premises (which shall be no less advantageous to Lessee from an economic standpoint than other offers with respect to space in the Building or the Office Building Project that Lessor may be making to any other person(s) at or about the same time), each of which shall be reasonably specific as to its terms. No such offers shall be binding on wither party until mutually agreed upon by Lessor and Lessee.


55.  EXCUSED RENT AND OTHER LESSEE BENEFITS

Subject to the provisions of the following paragraph, Lessor hereby excuses Lessee from the payment of Base Rent for the first twelve (12) full months (365 days) of the term of this Lease> If the first day of the Lease term is not the first day of a calendar month, the rent for the thirteenth month thereafter, which will have been paid in advance by lessee pursuant to paragraph 1.8 of this Lease, shall be promptly returned to Lessee to the extent that a portion of said month falls within the 365-day free-rent period.

Should this Lease be terminated at any time during the initial term of the Lease (which does not include the Option term, whether or not the Option is exercised) because of a default by Lessee, or should Lessee default in the payment of rent due for any portion of the initial Lease term, then Lessor shall be entitled, in addition to any other damages or other remedy, to payment of rent, at the Base Rent rate set forth in the Lease, for the number of months during which Lessee occupied the Premises with rent abated as provided herein times the fraction equal to a (a) the number of months left in the initial Lease term at the time of such termination or the number of months in the initial Lease term for which rent shall be due and owing but shall remain unpaid by Lessee, as the case may be, divided by (b) sixty (60).

As further consideration for Lessee's performance of the obligations to be performed by Lessee under the Lease, Lessor hereby agrees to pay Lessee up to the sum of Five Thousand Four Hundred Twenty-One Dollars ($5,421.00) monthly on the first day of each month from and after the month the Lessee occupies the Premises under the Lease until August 31, 1992, prorated for any partial month during the month of occupancy, so long as Lessee is not in default hereunder. Such sum is to reimburse Lessee for its existing rental obligation under its former lease for other premises located at 2629 Manhattan Beach Boulevard, Redondo Beach, California 90279 for said other premises. Lessor's obligation shall terminate immediately and thereupon be prorated for any partial month if Lessee's obligations under such Lease terminates prior to August 31, 1992.

Lessor hereby agrees that, upon the cancellation of Lessee's prior lease, Lessor will reimburse Lessee up to the sum of Seven Thousand Five Hundred Dollars ($7,500.00) for Lessee's costs of cancellation.

For and in consideration of Lessee's execution of this Lease and the performance of the terms and conditions hereof, Lessor hereby agrees that, upon Lessee's occupancy of the Premises and the commencement of the Lease, it shall immediately pay to Lessee the sum of One Hundred Thousand Dollars ($100,000.00) to cover Lessee's costs of relocation to the Premises. Also, the Lessor agrees that, in the event Lessee exercises its option, at the end of the initial 5 year term, to extend the Lease for another five (5) year term, it will pay to Lessee immediately upon submission by Lessee of documentation of refurbishment charges incurred, up to the sum of One Hundred Thousand Dollars ($100,000.00) for refurbishment of the Premises. This shall not be applicable or otherwise available for any other extension, renewal or otherwise. Such allowance shall be used to update, refinish, repaint, recarpet and generally refurbish the Premises.

56.  LESSEE IMPROVEMENTS; TENANT IMPROVEMENT ALLOWANCE

Lessor shall contribute an amount not to exceed Twenty-five Dollars (25.00) per square foot of Rentable area in the Premises for Tenant Improvements ("Tenant Improvement Allowance"). No portion of said Tenant Improvement Allowance may be used for furnishings and/or trade fixtures, or anything else, that may be removable by Lessee upon the expiration of the term of this Lease. Such contribution shall be made in the manner set forth in the Work Letter attached to the Lease as Exhibit C (the "Work Letter").

Additionally, Lessor shall install, in accordance with the terms of the Work Letter, Three Hundred Twelve Thousand Six Hundred Sixty-four Dollars and Thirty-four Cents (312,664.34) of over-standard improvements and upgrades in the premises, with such improvements and installation to be paid for initially by Lessor subject to reimbursement by Lessee as follows: Lessee shall pay to Lessor as Additional Rent pursuant to paragraph 4 (Rent) on a monthly basis amortized at 9% per annum over the 2nd through and including 5th year of the initial term of the Lease sum so spent on such over-building-standard Lessee Improvements up to but not in excess of the sum of Three Hundred Twelve Thousand Six Hundred Sixty-four Dollars and Thirty-four Cents (312,664.34).

Should any additional costs above the limitations set forth above be incurred because of subsequent change orders from Lessee, said excess costs shall be borne by Lessee, payment of which shall be 50 percent prior to the work being started and 50 percent upon its completion.


57.  OPTION TO EXTEND TERM

Lessee shall have the option to extend the term of this Lease for a period of five (5) years (the "Option"), provided Lessee gives Lessor written notice of its election to exercise the Option at least six (6) months, but not earlier than one (1) year, prior to the expiration of the initial term of this Lease. Time is of the essence. Exercise of the Option shall be subject to the provisions of Article 39 of this Lease (as amended by this Addendum).


LESSOR:                                LESSEE:

CONTINENTAL DEVELOPMENT CORPORATION    THE PEERLESS GROUP, a California
                                       corporation

Date                                   Date
    -------------------                    --------------------


By: /s/Richard C. Lundquist            By: /s/William S. Wood
   -----------------------------          -----------------------------
   Richard C. Lundquist                   William S. Wood
   Its:  President                        Its: Vice President - Finance




By: /s/Leonard E. Blakesley Jr.        By:
   -----------------------------          -----------------------------
   Leonard E. Blakesley Jr.
   Its: Secretary                      Its:
                                           ----------------------------